Filed with the U.S. Securities and Exchange Commission on February 23, 2018

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post‑Effective Amendment No. 817	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 819	☒
(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant's Telephone Numbers, Including Area Code) (414) 765-6872

Douglas G. Hess, President and Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Domenick Pugliese, Esq.
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on February 28, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 817 to the Registration Statement of Advisors Series Trust (the "Trust") is being filed to add the audited financial statements and certain related financial information for the fiscal year ended October 31, 2017, for the Trust's series: Fort Pitt Capital Total Return Fund.

FORT PITT CAPITAL TOTAL RETURN FUND

(FPCGX)

A series of Advisors Series Trust (the "Trust").

PROSPECTUS

February 28, 2018

The U.S. Securities and Exchange Commission has not approved or disapproved these securities and does not guarantee the accuracy or completeness of this Prospectus.  It is a criminal offense to suggest otherwise.

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SUMMARY SECTION

Investment Objective: The Fort Pitt Capital Total Return Fund (the "Fund") seeks to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Fees and Expenses of the Fund:This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%
Less: Fee Waiver(1)	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver	1.24%
(1)
Fort Pitt Capital Group, LLC (the "Advisor"), has contractually agreed to waive all or a portion of its management fees and reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses ("AFFE") and extraordinary expenses) do not exceed 1.24% of the Fund's average daily net assets ("Expense Cap").  The Expense Cap will remain in effect through at least February 27, 2019, and may be terminated only by the Trust's Board of Trustees (the "Board").  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$421	$738	$1,635

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund has a long-term investment outlook and generally undertakes a "buy and hold" strategy in order to reduce turnover and maximize after-tax returns.  Under normal market conditions, the Fund will invest primarily in common stocks of large and mid-sized U.S. companies that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by their price-to-earnings ("P/E") ratio.  Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity.  The Fund currently considers companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies.  The Fund also may purchase small capitalization stocks (companies with less than $2 billion in market capitalization).

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A portion of the Fund's assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks.  The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed.  The Fund will only invest in fixed income investments which are rated investment grade, or BBB and above as defined by Standard & Poor's Ratings Services ("Standard & Poor's®") or Baa and above by Moody's Investors Service, Inc. ("Moody's").  The Fund may invest in fixed income investments of any maturity.

The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in American Depositary Receipts ("ADRs"), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may also invest up to 10% of its net assets in other mutual funds, including exchange-traded funds ("ETFs").

With respect to the selection of stocks in which the Fund invests, the Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

Principal Risks of Investing in the Fund:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The principal risks that could adversely affect the Fund's net asset value ("NAV"), yield and total return include:

•
General Market Risks.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risks.  The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Interest Rate Risks.  The Fund's investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•	Credit Risks. An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.
•
U.S. Government Obligations Risks.  U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.  If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.

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•
Foreign Securities Risks.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund's investments.

•
American Depositary Receipts Risks.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks.  The risks associated with investing in small and medium capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

•
Large Capitalization Company Risks.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Investment Company Risks.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF's or mutual fund's operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

Performance.  The Fund was organized on July 15, 2011 to acquire the assets and liabilities of the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the "Predecessor Fund") in exchange for shares of the Fund.  Accordingly, the Fund is the successor to the Predecessor Fund, and the following performance information shown prior to July 15, 2011, is that of the Predecessor Fund.  The Fund has an investment objective, strategies and policies substantially similar to the Predecessor Fund, which was advised by the Advisor.  The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the annual return for the Fund from year to year.  The table shows the Fund's average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund's website at www.FortPittCapitalFunds.com or by calling the Fund toll-free at 1-866-688-8775.

Annual Total Returns as of December 31

During the period shown on the bar chart, the Fund's highest and lowest quarterly returns are as follows:

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Highest Quarter:	Lowest Quarter:
Q3 ended September 30, 2009 15.47%	Q4 ended December 31, 2008 -21.34%

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 Years	10 Years	Since Inception (12/31/2001)
Fort Pitt Capital Total Return Fund
Return Before Taxes	21.91%	14.37%	7.64%	8.73%
Return After Taxes on Distributions	21.30%	13.47%	7.12%	8.25%
Return After Taxes on Distribution and Sale of Fund Shares	12.91%	11.38%	6.11%	7.32%
Wilshire 5000 Total Market Indexsm (reflects no deduction for fees, expenses or taxes)	21.00%	15.43%	8.63%	8.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	7.58%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Advisor:  Fort Pitt Capital Group, LLC is the Fund's investment advisor.

Portfolio Manager:  Mr. Smith is a Founding Partner and Chief Investment Officer of the Advisor and is a Partner of Fort Pitt Capital Management LLC.  Charles A. Smith has served as the Fund's portfolio manager since its inception as the Predecessor Fund in December 2001 and is primarily responsible for the day-to-day management of the Fund.  Mr. Smith is Executive Vice President, Chief Investment Officer, and a founder of the Advisor.

Purchase and Sale of Fund Shares:
You may purchase, exchange (into the First American Retail Prime Obligations Fund) or redeem Fund shares on any business day by written request via mail (Fort Pitt Capital Total Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-866-688-8775, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer or purchase additional Fund shares through the Internet at www.FortPittCapitalFunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Tax Information: The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective
The investment objective of the Fund is to realize the combination of long-term capital appreciation and income that will produce maximum total return.  This objective is non-fundamental, which means that it may be changed or modified in the future by action of the Fund's Board of Trustees without shareholder approval.  Shareholders will receive 60-day advance written notice of any change in the Fund's investment objective.

Principal Investment Strategies
The Fund has a long-term investment outlook and generally undertakes a "buy and hold" strategy in order to reduce turnover and maximize after-tax returns.

The Fund seeks to produce maximum total return.  Under normal market conditions, the Fund will invest primarily in common stocks of large and mid-sized U.S. companies.  Under normal market conditions, the Fund primarily invests in domestic (U.S.) common stocks that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by P/E ratio.  Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity.  The Fund may invest a portion of its total assets in shares of companies which sell at an above-average P/E ratio or are not yet profitable, but show a dominant share of revenue in a rapidly growing or emerging industry, such as technology and biotechnology.  Accordingly, the Advisor seeks to invest in companies with the potential for strong growth with a comparatively low P/E ratio.

The Fund currently considers companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies.  The Fund also may purchase small capitalization stocks (companies with less than $2 billion in market capitalization), or preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock.

A portion of its assets may also be invested in fixed income investments (primarily U.S. government obligations).  The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed.  The Fund will only invest in fixed income investments which are rated as investment grade, or BBB and above as defined by Standard & Poor's® or Baa and above by Moody's.  The Fund may invest in fixed income investments of any maturity.

When the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks, it may invest Fund assets in fixed income investments (primarily U.S. government obligations).  In its analysis, the Advisor compares the valuation of the Standard & Poor's ("S&P") 500® Index to historical valuations as well as to the yield to maturity of long-term U.S. Treasury bonds.  This comparison is based on the value of the S&P 500® Index and the expected earnings of the S&P 500® Index.  If the Advisor deems the S&P 500® Index to be overvalued on a risk-adjusted basis relative to long-term U.S. Treasury bonds, the Fund may invest in fixed income securities.  Although there is no limit or minimum on the amount of Fund assets that may be invested in fixed income investments, the Advisor anticipates that such investments will be no more than one-third of the Fund's total assets.

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The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in ADRs, which are equity securities traded on U.S. exchanges, including the NASDAQ Global Market®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. The Fund may also invest up to 10% of its net assets in other mutual funds, including ETFs.

Temporary Defensive Investments.  The Fund has authority to invest up to 100% of its assets in short-term money market instruments, including money market funds, for temporary defensive purposes when the Advisor believes market, economic, political or other conditions are unfavorable for investors.  In temporary defensive situations, the Fund will be unable to pursue its investment goal of long-term capital appreciation and income.

Cash Management. The Fund may also temporarily invest in money market instruments or in U.S. Treasury bills during times when excess cash is generated from new sales of the Fund's shares, when income is paid on securities held by the Fund or when cash is held pending investment in suitable stocks or other fixed income securities.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses due to the Fund's pro rata portion of such money market fund's advisory fees and operational expenses.

Stock Selection Process.  The Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.  When analyzing a company's growth prospects, the Advisor considers the growth in a company's market share and unit sales, as well as growth in overall revenues and earnings per share.  The Advisor uses a proprietary database containing detailed financial information for over 6,000 companies to analyze comparative growth rates, and looks for companies that are growing substantially faster than their peers in the same industries.  The Advisor determines whether a company's growth rate can be sustained over time by analyzing the fundamental financial strength of the company, as evidenced by its debt burden or its ability to generate excess cash.

Once the Advisor identifies a company that it has determined would fit the Fund's investment strategy, it seeks to purchase the company's stock at reasonable prices.  Using fundamental financial statement analysis, the Advisor compares a company's P/E ratio with its growth rate, in order to evaluate the price of the stock relative to its future earnings.  The Advisor generally seeks companies with P/E multiples as low as one times the company's growth rate.  When deciding between two companies that may fit the Fund's investment strategy, the Advisor will normally choose the company which has a lower P/E compared to its growth rate.  This approach is designed to enable the Fund to pay a lower price for the future earnings stream of one company versus another company with a similar earnings stream.

The Advisor purchases stocks for the Fund with the intention of holding them for at least three to five years.  The Advisor will sell a stock when it believes the underlying company's intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Advisor's expectations.  The Advisor determines that a company's intrinsic value has been fully realized by comparing current enterprise value (equity plus outstanding debt at market value) with its discounted estimate of future cash flows.  The discount rate employed in this calculation consists of the current yield-to-maturity of the 30-year U.S. Treasury plus an equity premium.

Although the Advisor intends to hold stocks for three to five years, it may sell stocks and other investments regardless of how long they have been held.  When the Advisor sells individual stocks, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable capital gains tax rates in order to optimize after-tax returns to Fund shareholders.

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Fixed Income Security Selection Process.  The Advisor seeks fixed income investments that it considers as investment grade instruments.  For purposes of the Fund, it determines whether the security is "investment grade" by considering if it is at the time of purchase, an "investment grade" debt instrument as rated by a nationally recognized statistical rating organization.  Investment grade debt securities are generally considered to be those rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's®, or if the security is unrated, as determined to be of comparable quality by the Advisor.  A fixed income security may also be selected if it is issued under favorable terms in light of the then state of the fixed income and equity investment markets, the most important terms of which would be duration and interest rate.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investments in securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, therefore, the Fund may not achieve its investment objective.  Since the price of securities the Fund holds may fluctuate, the value of your investment in the Fund may also fluctuate and you could lose money.  An investment in the Fund should be considered a long-term investment, one with a minimum investment horizon of three to five years.  The Fund's success depends on the skill of the Advisor in evaluating, selecting and monitoring the Fund's investments.  If the Advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.  Although the Advisor selects stocks based upon what the Advisor believes to be their potential for long-term earnings growth, there can be no assurance that this potential will be realized.

The principal risks of investing in the Fund are described below.  These risks could adversely affect the NAV, total return, and value of the Fund and your investment in the Fund.

General Market Risks.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Securities Risks. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.  The prices of common stocks move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, interest rates, investor perception and anticipated events, as well as the activities of the particular issuer.  Stock market risk may affect individual companies, industries, sectors, or the securities markets generally.

Interest Rate Risks.  Bond prices generally rise when interest rates decline and decline when interest rates rise.  The longer the duration of a bond, the more a change in interest rates affects the bond's price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.  Other types of securities also may be adversely affected from an increase in interest rates.

Credit Risks.  An issuer may be unable or unwilling to make timely payments of principal and interest.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

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U.S. Government Obligations Risks.  Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury.  The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs.  U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.  If a government-sponsored entity is unable to meet its obligations, the performance of the Fund may be adversely impacted.  U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Foreign Securities Risks.  Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

American Depositary Receipts Risks:  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Small- and Medium-Capitalization Company Risks:  Investments in small and medium capitalization companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes.  As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Large-Capitalization Company Risks:  The stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investment Company Risks:  When the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF's operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.  Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports are available by contacting the Fort Pitt Capital Total Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-866-688-8775 and on the SEC's website at www.sec.gov.  In addition, the Fund may publish on its website (www.FortPittCapitalFunds.com) each calendar quarter: (a) top ten portfolio holdings of the Fund and the percentage that each holding represents of the Fund's portfolio, and (b) the sector allocation for the Fund's portfolio, in each case no earlier than twenty calendar days after the end of each calendar quarter. This information will be available on the Fund's website until next quarter in which portfolio holdings are posted in accordance with the above policy.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

Fort Pitt Capital Group, LLC, located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220, serves as the Fund's investment advisor.  The Advisor is responsible for managing the investment of the Fund's portfolio of securities.  The Advisor identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers to execute transactions for the Fund's portfolio.

The Advisor currently manages approximately $2.6 billion of client assets, of which approximately $1,375 million is invested in equity securities as of December 31, 2017.  The Advisor's clients include families, individuals, foundations and other organizations or entities.

The Advisor is entitled to receive a management fee from the Fund.  The Advisor's fee schedule provides that the Fund will, on a monthly basis, pay the Advisor at an annual rate of 1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.

Fund Expenses.  The Fund is responsible for its own operating expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions, AFFE and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 1.24% of average daily net assets for the Fund's shares through at least February 27, 2019.  The term of the Fund's operating expenses limitation agreement is indefinite, and it may be terminated by the Board.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.

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For the fiscal year ended October 31, 2017, the Advisor received management fees of 0.87% of the Fund's average daily net assets, net of waivers.

A discussion regarding the basis of the Board's approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2017.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio Manager

Charles A. Smith is primarily responsible for the day-to-day management of the Fund's portfolio.  Charles A. Smith has a significant ownership interest in Fort Pitt Capital Management, LLC.

Charles A. Smith Portfolio Manager
Mr. Smith is Executive Vice President, Chief Investment Officer, a Director, and a founder of the Advisor.  He has served as the Fund's portfolio manager since its inception as the Predecessor Fund in December of 2001.  He bears the responsibility for selecting investments in the Fund.  Previously, Mr. Smith was employed at Bill Few Associates, an investment management firm, where he served as Chief Investment Officer and Investment Policy Committee member (1992-July 1995), and as a member of the Board of Directors and a shareholder (April 1994-July 1995).  Mr. Smith also served as a portfolio manager for the Muhlenkamp Fund (1988-1991), and was an analyst and portfolio manager at Muhlenkamp and Company, a money management company (1983-1991).  He is a 1981 graduate of Pennsylvania State University.

The Fund's SAI provides additional information about Mr. Smith's compensation, other accounts managed by him, and his ownership of Fund shares.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open for unrestricted business.  However, the Fund's NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests.  The NAV is the value of the Fund's securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

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In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security's last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund's fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust's Valuation Committee.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund's NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets), often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV per share in advance of the time the NAV per share is calculated.  The Advisor anticipates that the Fund's portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

How to Buy Shares
You may purchase shares of the Fund without any sales charge directly from the Fund by check, via electronic funds transfer through the Automated Clearing House ("ACH") network by telephone or using the Internet, by wire transfer, through the Automatic Investment Plan ("AIP"), or through a bank or one or more brokers authorized as agents by the Fund to receive purchase orders.  Shares are also available through "fund supermarkets" or similar programs that offer access to a broad array of mutual funds.  Such agents are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf.  Please note that your broker or other agent may charge you a fee when you purchase shares of the Fund.  The broker or other agent is also responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive a copy of the Fund's Prospectus.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-866-688-8775.  The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt the management of the Fund.  Orders may also be rejected from persons believed by the Fund to be "market timers."

All checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

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In compliance with the USA PATRIOT Act of 2001, please note that U.S. Bancorp Fund Services, LLC (the "Transfer Agent") will verify certain information on your account application as part of the Trust's Anti-Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-866-688-8775, if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investments. The minimum initial investment in the Fund is $2,500 and each additional investment must be at least $100.  If you choose to participate in the AIP, the minimum initial investment is $1,000.  The minimum initial investment for qualified retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts) and there is no minimum for subsequent investments.  The Fund may change its policies concerning minimum investment amounts at any time.

The Fund's minimum investment requirements may be waived from time to time by the Advisor, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•
current employees of the Transfer Agent, broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;

•	existing clients of the Advisor, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor; and
•	qualified broker-dealers who have entered into an agreement with the Fund's distributor.

Purchasing Shares by Mail

Please complete the new account application and mail it with your check, payable to the Fort Pitt Capital Total Return Fund, to the Transfer Agent at the following address:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

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You may not send an account application via overnight delivery to a United States Postal Service post office box.  If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's office.

Purchasing Shares by Telephone
Unless you declined telephone options on your account application or by subsequent arrangement in writing with the Fund, you may purchase additional Fund shares by calling the Fund toll-free at 1-866-688-8775.  You may not make your initial purchase of Fund shares by telephone.  After your account has been open for 15 days, telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the share price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been requested, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Purchasing Shares through the Internet
After your account is established, you may set up a PIN number by logging onto www.FortPittCapitalFunds.com.  This will enable you to purchase shares through the Internet by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have agreed to telephone options on your account application and also have provided a voided check or savings deposit slip with which to establish your bank account instructions in order to complete Internet transactions.

Purchasing Shares by Wire
If you are making your initial investment in the Fund, the Transfer Agent must have previously received a completed account application before you can send in your wire purchase.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Fort Pitt Capital Total Return Fund
Shareholder Registration
Shareholder Account Number

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If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-688-8775.  Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Purchasing Shares through the Automatic Investment Plan
You may open your account with a reduced initial minimum investment of $1,000 if you also make additional purchases of Fund shares at regular intervals through the AIP.  Otherwise, once your account has been opened with the initial minimum investment of $2,500, you may make additional purchases of Fund shares at regular intervals through the AIP.  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-866-688-8775 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Purchasing Shares through a Broker
You may buy shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, "Brokers") that have made arrangements with the Fund to sell its shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund.  Brokers may be authorized by the Fund's principal underwriter to designate other brokers and financial intermediaries to accept orders on a Fund's behalf.  An order is deemed to be received when a Fund, a Broker or, if applicable, a Broker's authorized designee accepts the order.  The Broker holds your shares in an omnibus account in the Broker's name, and the Broker maintains your individual ownership records.  The Advisor may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

Purchasing Shares In-Kind
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Advisor and the Board.  For further information, you may call a customer service representative of the Fund toll-free at 1-866-688-8775.

Additional Purchase Information
To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent.  If you do not have the Invest by Mail form, include the Fund name, address, and account number on a separate piece of paper along with your check.  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Fund.

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How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund by written request, by telephone via electronic funds transfer through the ACH network, by wire transfer, through the Systematic Withdrawal Plan ("SWP"), or through your Broker. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Fund typically expects that it will take one to three days following the receipt of your redemption request in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund.  If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in unusual market conditions.

The Fund reserves the right to redeem in-kind as described under "Redeeming Shares In-Kind" below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind are typically only used in unusual market conditions.

Redemption Fees. The Fund charges a 2.00% redemption fee on the redemption or exchange of Fund shares held for 180 days or less.  This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term market timers that engage in the frequent purchase and sale of Fund shares.  The "first in, first out" ("FIFO") method is used to determine the holding period; this means that if an investor bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the investor's proceeds.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or to redemptions under a Systematic Withdrawal Plan.  Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee.

Redeeming Shares In Writing
You may redeem your shares by sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
Fort Pitt Capital Total Return Fund	Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

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Redeeming Shares by Telephone or Wire
If you agreed to telephone and internet options on your account application, you may redeem your shares, between $500 and $50,000, by calling the Transfer Agent at 1-866-688-8775 before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time).  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent's records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-688-8775 for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Redeeming Shares Through the Systematic Withdrawal Plan
As another convenience, you may redeem your shares through the SWP.  Under the SWP, shareholders or their Brokers may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $250.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone (1-866-688-8775) to the Transfer Agent no later than five days before the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate section of the new account application.  For additional information on the SWP, please call the Transfer Agent at 1-866-688-8775.

Redeeming Shares Through a Broker
You may redeem the Fund's shares through Brokers.  Redemptions made through a Broker may be subject to procedures established by them.  Your Broker is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Brokers, orders will be processed at the NAV per share next effective after receipt by the Broker of the order.  Please keep in mind that your Broker may charge additional fees for its services.  Investors should check with their Broker to determine if it is subject to these arrangements.

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Redeeming Shares "In-Kind"
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio (a "redemption in-kind").  It is not expected that the Fund would do so except during unusual market conditions.  A redemption, whether in cash or in-kind, is a taxable event to you.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the circumstances.

Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption.  You will then have 60 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

Exchange Privileges
You may exchange all or a portion of your shares in the Fund for shares in an identically registered account of the First American Retail Prime Obligations Fund.  The shareholders of this money market fund may also exchange into the Fund.  The minimum initial exchange amount into the First American Retail Prime Obligations Fund is $2,500.  Subsequent exchanges must be in the amount of $100 or more.  Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund's next determined NAV.  Exchange transactions are subject to the Fund's 2.00% redemption fee on shares held for 180 days or less.  This exchange privilege may be changed or canceled by the Fund at any time upon a sixty (60) day notice.  Exercising the exchange privilege consists of two transactions: a sale of one fund and the purchase of another.  An exchange is generally a taxable event to you on which capital gain or loss may be recognized (subject to limitations on capital losses in certain circumstances).  The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interest of the Fund or would interfere with Fund management or operations (please see "Tools to Combat Frequent Transactions" below).  Before exchanging into the First American Retail Prime Obligations Fund, you should read its current prospectus.  To obtain the First American Retail Prime Obligations Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-866-688-8775.  This exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in the First American Retail Prime Obligations Fund.

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ACCOUNT INFORMATION RECAP

To Open an Account	To Add to an Account	To Sell Shares
Regular Account Minimum: $2,500 ($1,000 for AIP accounts) Retirement Account Minimum: $2,500 ($2,000 for Coverdell Education Savings Accounts)	Regular and AIP Account Minimum: $100 Retirement Account Minimum: None
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding.

In Writing	In Writing	In Writing
Complete the Application.	Complete the detachable investment slip from your confirmation statement, or if the slip is not available, include a note specifying the Fund's name, your account number and the name on the account.	Write a letter of instruction that includes: - your name(s) and signature(s) - your account number - the Fund's name - the dollar or share amount you want to sell

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.
Proceeds will be sent to the address of record unless specified in the letter and accompanied by a signature guarantee (if applicable).

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In Writing	In Writing	In Writing
Mail your Application along with your check made payable to "Fort Pitt Capital Total Return Fund" to:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

For overnight mail, use the following address:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Mail the slip, along with your check(1) made payable to "Fort Pitt Capital Total Return Fund" to:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Mail your letter to: Fort Pitt Capital Total Return Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

To Open an Account	To Add to an Account By Telephone	To Sell Shares By Telephone(1)

Unless you specifically declined telephone options on your account application, call 1-866-688-8775 to request the amount to be transferred to your account. Telephone orders will be accepted via EFT from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV next calculated after the receipt of your purchase order. Establishing or modifying telephone options on an existing account may require a signature guarantee, signature verification from a Signature Validation program member, or other acceptable form of authentication from a financial institution source.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

When you are ready to sell shares, call 1-866-688-8775 and select how you would like to receive the proceeds:

- Mail check to the address of record
- Mail check to a previously designated alternate address
- Wire funds to a domestic financial institution
- Transfer funds electronically via ACH

Sale of shares by telephone is limited to a minimum amount of $500 and a maximum of $50,000.  Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

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To Open and Account By Wire	To Add to an Account By Wire	To Sell Shares By Wire
To open an account by wire a completed Application is required before your wire can be accepted.  The number assigned to your account is a critical part of the wiring instructions below.  Call 1‑866-688-8775 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit: U.S. Bancorp Fund Services
Account #:  112-952-137
Further Credit: Fort Pitt Capital Funds, Fort Pitt Capital Total Return Fund
(your account # and account registration)

To make additional investments by wire, call 1-866-688-8775 to notify the Fund of the incoming wire using the wiring instructions to the left.

Wired funds must be received prior to 4:00 pm, Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you wish to redeem shares by wire, call the Fund at 1-866-688-8775 to be sure the Fund has your bank account information on file and to specify the amount of money you are requesting.  Sale proceeds may be wired to your designated bank account at any commercial bank in the United States if the amount is $1,000 or more.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance.

Automatically	Automatically	Automatically
Automatic Investment Plan– Indicate on your Application which automatic service(s) you want. Complete and return your Application with your investment.	For All Services – Call us to request a form to add any automatic investing service. Complete and return the form along with any other required materials.
Systematic Withdrawal Plan – Call us to request a form to add the Plan.  Complete the form, specifying the amount and frequency of withdrawals you would like.  Be sure to maintain an account balance of $10,000 or more.

(1)
Unless you have instructed us otherwise, if an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  All telephone calls are recorded for your protection and reasonable procedures are taken to verify the identity of the caller (such as providing your account number and taxpayer identification number).  If such measures are followed to ensure against unauthorized transactions, neither the Trust, the Advisor, the Transfer Agent nor Quasar Distributors, LLC (the "Distributor") will be responsible for any losses.  Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by the telephone.  The Fund reserves the right to refuse a request to sell shares by wire or telephone if it is believed the request was not received in good order.  Procedures for selling shares of the Fund by wire or telephone may be modified or terminated at any time.

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RETIREMENT INVESTING

You may purchase Fund shares for use in all types of tax-deferred qualified retirement plans, such as IRAs, employer-sponsored retirement plans (including 401(k) Plans), and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code.  Distributions of net investment income and capital gains will be automatically reinvested in the Fund through such plans or accounts.  Special applications for certain of these plans or accounts are required and can be obtained by calling or writing the Fund.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the Fund's Transfer Agent at 1‑866-688-8775.  You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends are taxable whether received in cash or in additional shares.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund's performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

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Redemption Fees.  The Fund charges a 2.00% redemption fee on the redemption and exchange of Fund shares held for 180 days or less.  This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term "market timers" that engage in the frequent purchase and sale of Fund shares.  The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends or to redemptions under a Systematic Withdrawal Plan.  Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund's efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund's ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the "Distributor", on behalf of the Fund, has entered into written agreements with each of the Fund's financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund's pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund's NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including "restricted" securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

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More detailed information regarding fair value pricing can be found under the heading titled, "Pricing of Fund Shares."

TAX CONSEQUENCES

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund typically makes distributions of dividends and capital gains.  Dividends are taxable to you as ordinary income or, in some cases, qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gain, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Generally none or only a small portion of the dividends paid to you as a result of the Fund's investment in real estate investment trusts is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.  The eligibility for qualified divided tax rates depends on the underlying investments of the Fund.  Some or all of your distributions may not be eligible for this preferential tax rate.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in January are taxable as if received the prior December.  Dividends and net capital gains are subject to a 3.8% surtax on net investment income for non-corporate shareholders in the higher tax brackets.

By law, the Fund must withhold as backup withholding from your taxable distributions and redemption proceeds, at a current rate of 28%, if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

If you sell or exchange your Fund shares, it is a taxable event for you.  Depending on the purchase and sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  The Code limits the deductibility of capital losses in certain circumstances.  You are responsible for any tax liabilities generated by your transaction.

The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.  In managing the Fund, the Advisor does not consider the tax effects of its investment decisions to be of primary importance.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI.  You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Fund.

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MARKETING AND DISTRIBUTION ARRANGEMENTS

The Fund's shares are offered directly from the Fund and through certain financial supermarkets and retirement plans, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals.  The shares are offered and sold without any sales charges imposed by the Fund or the Distributor.

Investment professionals who offer the Fund's shares generally are paid separately by their individual clients.  If you invest through a third party, you may be charged transaction fees or be subject to a set of different minimum investment amounts.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution and Service Plan"), but the Fund does not intend to implement the Distribution and Service Plan or authorize any payments under the Distribution and Service Plan until the Fund has sufficient operating history to warrant such implementation or authorization.

If the Distribution and Service Plan is implemented, the Fund would reimburse the Distributor or others for amounts spent in connection with the sales and distribution of its shares or for shareholder servicing activities.  Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales materials for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund.  Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers.  The maximum amount that the Fund would pay is 0.25% per year of the average daily net assets of the Fund.  Because these fees would be paid out of the Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.  If the Board of Trustees determines it is in the Trust's best interests to begin charging the Fund fees under the Distribution and Service Plan, the fees would primarily be used to compensate the Distributor and mutual fund supermarkets or retirement plan recordkeepers for their activities on behalf of the Fund and its shareholders.

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the administrator, Transfer Agent, and dividend disbursing agent for the Fund.  The Fund may also compensate other parties who provide transfer agency services in addition to those provided by USBFS.  U.S. Bank N.A. serves as the custodian for the Fund.

GENERAL POLICIES

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason.  Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading);

•
Redeem all shares in your account if your balance falls below a $1,000 due to redemption activity.  If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and

•	Reject any purchase or redemption request that does not contain all required documentation.
•
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

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Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under "Purchasing Shares by Mail."

Your financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

Fund Mailings
Statements and reports that the Fund sends to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause a shareholder's account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder's account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements.  The shareholder's last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-866-688-8775 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.  Index returns are adjusted to reflect the reinvestment of dividends on securities in the index, but do not reflect the expenses of the Fund.

The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge upon request.

	For the Fiscal Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.73	$20.63	$21.07	$19.39	$15.88

Income from investment operations:
Net investment income	0.24	0.18	0.16	0.17	0.20
Net realized and unrealized gain on investments	5.27	0.95	0.09	2.01	3.53
Total from investment operations	5.51	1.13	0.25	2.18	3.73

Less dividends:
Dividends from net investment income	(0.20)	(0.17)	(0.16)	(0.18)	(0.22)
Dividends from net realized gains	(0.57)	(0.86)	(0.53)	(0.32)	--
Total dividends	(0.77)	(1.03)	(0.69)	(0.50)	(0.22)

Redemption fees#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$25.47	$20.73	$20.63	$21.07	$19.39

Total return(1)	27.18%	5.97%	1.28%	11.58%	23.83%

Supplemental data and ratios:
Net assets, end of year	$69,737,499	$57,390,842	$58,135,002	$54,310,392	$48,806,280
Ratio of net expenses to average net assets:
Before fee waivers	1.37%	1.41%	1.41%	1.43%	1.49%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	0.87%	0.71%	0.64%	0.67%	0.90%
After fee waivers	1.00%	0.88%	0.81%	0.86%	1.15%
Portfolio turnover rate	5%	5%	6%	12%	15%
# Amount is less than $0.01 per share.
(1) Total return reflects reinvested dividends but does not reflect the impact of taxes.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

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ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund's annual and semi-annual reports (collectively, the "Shareholder Reports") provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during the Fund's last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Fund's website at www.FortPittCapitalFunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-866-688-8775 or by writing to:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.FortPittCapitalFunds.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's Investment Company Act File No: 811-07959

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FORT PITT CAPITAL TOTAL RETURN FUND
(FPCGX)

A series of Advisors Series Trust.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

STATEMENT OF ADDITIONAL INFORMATION
Dated February 28, 2018

This Statement of Additional Information ("SAI") relates to the Fort Pitt Capital Total Return Fund (the "Fund"), which is a series of Advisors Series Trust.  This SAI is not a Prospectus and should be read only in conjunction with the Prospectus for the Fund dated February 28, 2018.  The Prospectus, which contains the basic information you should know before investing in the Fund, may be obtained by writing or calling the Fund at the address and phone number shown above.

The Fund's audited financial statements and notes thereto for the fiscal year ended October 31, 2017, are contained in the Fund's annual report and are incorporated by reference into this SAI.  A copy of the annual report may be obtained without charge on the Fund's website or by calling or writing the Fund as shown above.

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THE TRUST

Advisors Series Trust (the "Trust") was organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company.  The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") permits the Trust's Board of Trustees (the "Board" or the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

Registration with the SEC does not involve supervision of the management or policies of the Fund.  The Fund's Prospectus and this SAI omit certain of the information contained in the Trust's Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

History of the Fund.  The Fund is the successor to the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the "Predecessor Fund"), a separate registered investment company.  The Predecessor Fund was managed, and the Fund is managed, by Fort Pitt Capital Group, LLC (the "Advisor").  The Advisor was responsible for the day-to-day management of the Predecessor Fund, which had a substantially similar investment objective, investment strategies, policies and restrictions as those of the Fund.  The Predecessor Fund's date of inception was December 31, 2001.  The Predecessor Fund reorganized into the Fund on July 15, 2011.  Substantially all of the assets of the Predecessor Fund were acquired by the Fund in connection with its commencement of operations on July 15, 2011 (the "Reorganization").

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund's investment goal is long-term capital appreciation and income.  The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.  The Fund's investment goal is not fundamental, and therefore may be changed in the future by action of the Board of Trustees (or "Board") of the Trust.  Shareholders would not be asked to vote on any change in the investment goal, but would receive advance written notice of any such change.

The Fund's Prospectus outlines the principal investment strategies of the Fund.  The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information set forth in the Fund's Prospectus, and includes some information about strategies that are not considered to be principal investment strategies.  The investment practices described below, except for the discussion of the Fund's fundamental investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.  In seeking to meet the investment goal of the Fund, the Advisor may cause the Fund to invest in securities whose characteristics are consistent with the Fund's investment goal.  The securities in which the Fund may invest include those described below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance.  Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value ("NAV"), and an increase in Fund expenses.  It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met.  Market events may affect a single issuer, industry, sector, or the market as a whole.  Traditionally liquid investments may experience periods of diminished liquidity.  During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.  It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions.  Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

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Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.  Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  In addition, economies and financial markets throughout the world are becoming increasingly interconnected.  As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Common stock is a principal investment of the Fund.

Convertible Securities

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock, but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment goal and policies.

Debt Securities

Debt securities purchased by the Fund will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal.  Non-convertible debt obligations will be rated BBB or higher by Standard and Poor's Ratings Services ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Advisor if the security is unrated.  Convertible debt obligations will be rated A or higher by S&P, or A or higher by Moody's, or determined to be of comparable quality by the Advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody's) have speculative characteristics. Changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Fixed income securities (primarily U.S. obligations) are principal investments of the Fund.  See the Appendix to this SAI.

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Warrants and Rights

The Fund may invest in warrants; however, not more than 10% of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Illiquid and Restricted Securities

The Fund may hold up to 15% of its net assets in securities that are illiquid.  The Advisor will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.

There are generally no restrictions on the Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the "Securities Act")), except to the extent such securities may be considered illiquid.  These securities are sometimes referred to as private placements.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper").  Securities issued pursuant to Rule 144A of the Securities Act ("Rule 144A securities") and 4(2) Paper will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act.  The Board of Trustees of the Trust has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three (3) dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two (2) dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).  Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity.  Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a security under Rule 144A, the Board of Trustees and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

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When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian bank cash or liquid high‑grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the NAV of the Fund's shares.  Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.  Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, zero-coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

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Bank Obligations

Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund's total assets at the time of purchase.  The Fund may also make interest‑bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Foreign Securities

The Fund may invest in securities of foreign companies.  However, the Fund will not invest more than 10% of the value of its net assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits).  Although the Fund may invest up to 10% of its net assets in foreign securities, the Advisor typically invests only a small portion of the Fund's portfolio in such securities, if at all.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund.  Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment.  Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by U.S. corporations.

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Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. corporations.  Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporations.  There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States.  The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations.  Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

Brexit.  On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU.  During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.  These developments could have a material adverse effect on the secondary market for securities in which the Fund invests and could result in significantly reduced liquidity.

American Depositary Receipts

The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs").  ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

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Other Investment Companies

The Fund may invest its assets in shares of other investment companies, including money market funds, other mutual funds, closed-end funds or exchange-traded funds ("ETFs").  The Fund's investments in money market funds may be used for cash management purposes and temporary defensive purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata share of each other investment company's advisory and operational expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) a Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on a Fund's shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") applicable to a fund of funds (e.g,8.5%).  In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).

Exchange-Traded Funds – ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional index mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund's investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund's investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so.  ETFs that seek to replicate a particular benchmark index are subject to "tracking risk" which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.  Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

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Loans of Portfolio Securities

The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments).  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, and will be subject to review by the Board of Trustees.  The Fund will not lend portfolio securities with a value in excess of 33-1/3% of the value of its total assets.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Borrowing

Currently, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase the Fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund's net investment income in any given period.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.

Since substantially all of the Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.

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Options

The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities.  The Fund considers over-the-counter options to be illiquid.  Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.  The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.  In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 25% of its total assets are subject to obligations relating to such options.

Purchasing Call Options – The Fund may purchase call options on securities.  When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss that will be short-term unless the option was held for more than one year.

Covered Call Writing – The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment goal.  The advantage to the Fund of writing covered calls is that it receives a premium that is additional income.  However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction.  A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same fund as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

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Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options – The Fund may purchase put options.  The Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date.  The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts").  The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security.  If the security does not drop in value, the Fund will lose the value of the premium paid.  The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities.  Additionally, the Fund may enter into closing sale transactions.  A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options – The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund.  Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security.  In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lowest price it is willing to pay.

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Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction.  This is accomplished by buying an option of the same series as the option previously written.  The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Straddles – The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Cover – Transactions using derivative securities, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund's assets as cover or held in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Index Options

The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes.  The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested.  The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.  The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline.  Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund's portfolio.  Put options on stock indices may be used to protect the Fund's investments in the case of a major redemption.  While the option is open, the Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier").

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Risks of Options

The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund's purchases of options on indices will subject them to the following risks described below.  First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

Third, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing.  If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with the Fund's investment goals are not immediately available.  Under these circumstances, the Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include investments such as U.S. Government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  The Fund also may have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, the Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor believes changes in economic, financial, political or other conditions make it advisable.

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Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody's or similar rating by another nationally recognized rating agency.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

Repurchase Agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The Fund may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.  In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security.  Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest.  The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved.  In connection with each reverse repurchase transaction, the Fund will segregate cash, U.S. Government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the repurchase price.  Any assets held in any segregated securities, options, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily.  Reverse repurchase agreements are not considered to be borrowings for the purpose of the Fund's limitation on borrowing when assets have been appropriately segregated as described in the prior two sentences.

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A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Other Investments

The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment goal and that it would not violate any fundamental investment policies or restrictions.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions:

The Fund has adopted the following fundamental investment restrictions which cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund.  Under the 1940 Act, a "majority of the outstanding voting securities" of a fund means the vote of:  (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

1.
Concentration: The Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). With respect to the Fund's fundamental investment policies and restrictions adopted by the Trust, "concentration" involves the Fund investing 25% or more of its total assets in securities of issuers in a particular industry.

2.
Borrowing: The Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.  The 1940 Act allows a Fund to borrow from banks if they maintain 300% asset coverage for all such borrowings.  The Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33-1/3% of the Fund's assets.

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3.
Senior Securities: The Fund will not issue securities senior to the Fund's presently authorized shares of beneficial interest, except as permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

4.
Underwriting: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

5.
Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.

6.
Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving financial instruments, such as financial futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.
Lending: The Fund may not make loans if, as a result, the amount of the Fund's assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors.  The fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

8.
Diversification:  The Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

9.	Other Investment Companies: The Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions, generally resulting in larger taxable distributions to shareholders.

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The following table provides the Fund's portfolio turnover rate for the past two fiscal years ended October 31.

	2017	2016
Portfolio Turnover Rate	5%	5%

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund are subject to portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments which the Fund holds.  These portfolio holdings disclosure policies have been approved by the Trust's Board of Trustees.

Disclosure of the Fund's complete holdings is required to be made quarterly within sixty (60) days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Pursuant to the Fund's portfolio holdings disclosure policies, information about the Fund's portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
The disclosure is made pursuant to U.S. Bancorp Fund Services, LLC's ("USBFS") disclosure policies and procedures, which currently provide for the delivery of information regarding Fund portfolio holdings to rating and/or ranking organizations including, without limitation, Lipper, Morningstar, Inc., S&P, and Bloomberg, L.P. which delivery currently occurs between the fifth and the tenth business day of the month following the end of a calendar quarter;

•
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Trust's Board of Trustees, attorneys or accountants;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•	The disclosure is made with the prior written approval of either the Trust's President or its Chief Compliance Officer.

Certain of the persons listed above receive information about the Fund's portfolio holdings on an ongoing basis.  These persons include:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

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•
Rating and/or ranking organizations, specifically: Lipper; Morningstar, Inc.; S&P; Bloomberg, L.P.; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Reuters; CapitalBridge; and Interactive Data Corporation, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

•
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust's Board of Trustees; and the Trust's attorneys, counsel for the independent trustees, and independent registered public accounting firm (currently, Schiff Hardin LLP and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust's President or its Chief Compliance Officer, pursuant to the Fund's Policy and Procedures Regarding Disclosure of Portfolio Holdings.

No compensation or other consideration (as contemplated by SEC rules and regulations) is received by the Fund, its investment advisor, or any other party in connection with the ongoing arrangements described above.

MANAGEMENT

The overall management of the Trust's business and affairs is vested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent, each as defined herein.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objective, strategies and policies and to the general supervision of the Board.  The Trustees and officers of the Trust, their ages, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 71) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).

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Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Retired; formerly Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
George J. Rebhan (age 83) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board and Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.
Joe D. Redwine(4) (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2018.	Retired; formerly President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to July 2017); formerly Manager, U.S. Bancorp Fund Services, LLC (1998 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Raymond B. Woolson (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 15 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

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Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Douglas G. Hess (age 50) 615 E. Michigan Street Milwaukee, WI 53202	President; Chief Executive Officer and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 56) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

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Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Kevin J. Hayden (age 46) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Michael L. Ceccato (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice President, U.S. Bank N.A. (February 2008 to present).
Emily R. Enslow, Esq. (age 31) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since December 2017.	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 to July 2013).
(1)	The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2)
As of January 31, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisors.  The term "Fund Complex" applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018. Previously he was an Interested Trustee.

Additional Information Concerning Our Board of Trustees

The Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's investment advisors, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisors, distributor, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations.  The Board has appointed a chief compliance officer (the "Chief Compliance Officer") who administers the Trust's compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal "Board Meetings" which are typically held quarterly, in person, and involve the Board's review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal "Board Meetings," to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established four standing committees, an Audit Committee, a Nominating Committee, a Governance Committee and a Qualified Legal Compliance Committee (the "QLCC"), which are discussed in greater detail under "Board Committees," below.  Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Advisor or its affiliates or any other investment advisor in the Trust or with its principal underwriter.  However, prior to January 1, 2018, Mr. Redwine was an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the principal underwriter to the series of the Trust.  Therefore, until the Board has determined otherwise, for all items which require the vote of a majority of the Independent Trustees under the 1940 Act, the vote of at least three of the following Trustees is required: Ms. Duree, Mr. Mertens, Mr. Rebhan, and/or Mr. Woolson (the "Supermajority Trustees").  Each of the Audit Committee, Nominating Committee, Governance Committee and QLCC are comprised entirely of the Supermajority Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The President, Chief Executive Officer and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the administrator who routinely interacts with the unaffiliated investment advisors of the Trust and comprehensively manages the operational aspects of the Funds in the Trust.  The Trust has appointed George J. Rebhan, an Independent Trustee, as Chairman of the Board, and he acts as a liaison with the Trust's service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas and serves as chair during executive sessions of the Independent Trustees.

The Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the administrator's duties with the Trust.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board's leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Governance Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust's independent public accounting firm to discuss, among other things, the internal control structure of the Trust's financial reporting function.  The full Board receives reports from the Advisor and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

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Information about Each Trustee's Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to their continued service as Trustees of the Trust in light of the Trust's business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a 'self-assessment' wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Gail S. Duree.  Ms. Duree has served as a trustee and chair on a mutual fund board and is experienced in financial, accounting and investment matters through her experience as past audit committee chair of a mutual fund complex as well as through her service as Treasurer of a major church from 1999 to 2009.  Ms. Duree also serves as director of a collegiate housing management company and has served as a director of a philanthropic organization where she sat as chair of the finance committee.  Ms. Duree serves as the Trust's Audit Committee Financial Expert.

David G. Mertens.  Mr. Mertens has over 30 years of financial industry experience, including serving as Managing Director and Vice President of Jensen Investment Management, Inc. ("Jensen") from 2002 to 2017.  Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment advisor.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his experience as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

Raymond B. Woolson.  Mr. Woolson has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his experience as Lead Independent Trustee and Audit Committee Chair for the DoubleLine Funds as well as through his service as President of Apogee Group, Inc., a company providing financial consulting services.  Mr. Woolson also has substantial mutual fund operations, financial and investment experience through his prior service in senior and management positions in the mutual fund industry, including service as Senior Managing Director in Investment Management for Mass Mutual Life Insurance Company, where he oversaw fund accounting, fund administration and client services and also served as Chief Financial Officer and Treasurer for various funds and other investment products.  Mr. Woolson has also served as a consultant for Coopers & Lybrand (now known as, "PricewaterhouseCoopers" or "PWC") where he provided management consulting services to the mutual fund industry and the investment management areas of the banking and insurance industries.

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Board Committees

The Trust has established the following four standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, the Nominating Committee and the Governance Committee.  There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice.  The Trust's committee structure is specifically not intended or designed to prevent or mitigate each Fund's investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Supermajority Trustees.  Ms. Duree is the chairperson of the Audit Committee.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting.  The Audit Committee typically meets once per year with respect to the various series of the Trust.  During the fiscal year ended October 31, 2017, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the "issuer attorneys").  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).  The QLCC meets as needed and did not meet with respect to the Fund during the fiscal year ended October 31, 2017.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee is comprised of all of the Supermajority Trustees.  Mr. Mertens is the Chairman of the Nominating Committee.  During the fiscal year ended October 31, 2017, the Nominating Committee met once with respect to the Fund.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust's By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.

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The Governance Committee is comprised of all of the Supermajority Trustees.  Mr. Woolson is the Chairman of the Governance Committee.  The Governance Committee meets regularly with respect to the various series of the Trust.  The Governance Committee is responsible for, among other things, assisting the Board in its oversight of the Trust's compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees' annual "self-assessment."  The Governance Committee was created in September 2017. The Governance Committee did not meet during the Fund's fiscal year ended October 31, 2017.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the administrator's staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests

No Trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2017.

As of December 31, 2017, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor, or an affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Compensation.  Effective January 1, 2018, Independent Trustees each receive an annual retainer of $90,000 allocated among each of the various portfolios comprising the Trust, an additional $6,000 per regularly scheduled Board meeting, and an additional $500 per special telephonic meeting, paid by the Trust or applicable advisers/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.  Prior to January 1, 2018, the annual retainer was $88,000.  The Trust Chair, chair of the Audit Committee, chair of the Governance Committee and the chair of the Nominating Committee, each receive a separate annual fee of $10,000, $5,000, $3,000 and $3,000, respectively, provided that the separate fee for the chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee chair.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended October 31, 2017.

Independent Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Gail S. Duree	$2,477	None	None	$2,477
David G. Mertens(2)	$1,811	None	None	$1,811

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Independent Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
George J. Rebhan	$2,581	None	None	$2,581
George T. Wofford(3)	$561	None	None	$561
Raymond B. Woolson	$2,372	None	None	$2,372
Joe D. Redwine(4)	None	None	None	None

(1)
There are currently numerous series comprising the Trust.  The term "Fund Complex" refers only to the Fund and not to any other series of the Trust.  For the fiscal year ended October 31, 2017, aggregate Independent Trustees' fees for the Trust were $467,000.

(2)	Mr. Mertens became an Independent Trustee on March 3, 2017.
(3)	Mr. Wofford retired from the Trust effective March 8, 2017.
(4)
Mr. Redwine became an Independent Trustee on January 1, 2018.  Previously he was an Interested Trustee and therefore did not receive compensation from the Fund.  Mr. Redwine will begin to receive compensation as an Independent Trustee on July 1, 2018.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, access persons of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the "Proxy Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted proxy voting policies and procedures and understands its obligations to ensure that the proxies are voted in the best interests of its clients.  The Policies also require the Advisor to present to the Board, at least annually, its proxy voting guidelines used pursuant to the Policies, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest and any material deviations from the guidelines.  It is the policy of the Advisor to consider the guidelines when voting Fund proxies, though all proxy issues are considered on their own merits and voting decisions may take into account particular circumstances of the issuer.  Matters not covered by the Advisor's guidelines are referred to the Fund's Board of Trustees for consideration.  The Advisor has also established a Proxy Committee responsible for maintaining the Policies, including the Advisor's proxy voting guidelines.

Certain of the Advisor's proxy voting guidelines are summarized below:

•
In the area of individual securities management, mergers, acquisitions, divestitures and the like, the Advisor will judge each proposal on its merits keeping in mind the best interest of Fund shareholders, however, the Advisor generally votes for proposals that enhance shareholder rights and against proposals that tend to limit shareholder rights;

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•	With respect to corporate takeover defenses and related actions, the Advisor generally votes in favor of proposals that enhance the shareholders' bargaining position;
•
With respect to changes in compensation plans, because the Advisor recognizes that companies need to provide competitive compensation, it will generally vote for proposals that provide incentive-based compensation and against proposals that do not; and

•
Regarding changes in corporate structure and capitalization, the Advisor generally supports actions that enable companies to gain better access to capital markets, but will generally vote against proposals that appear to entrench management and that do not provide economic value to shareholders.

Although many proxy proposals can be voted in accordance with the guidelines established by the Proxy Committee, some proposals will require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.

Conflicts of Interest.  In the event that a proposal raises a material conflict of interest between the Advisor and the Fund, the Advisor will consult the Board of Trustees of the Fund and will abide by their recommendation with respect to the proposal, which may include, among other things; following the Board's voting recommendation, abstaining, or following the recommendation of an independent third party.

The Trust is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30.  The Fund's proxy voting record is available without charge, upon request, by calling toll-free 1‑866‑688‑8775 and on the SEC's website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  For control persons only, if a control person is a company, the table also indicates the control person's parent, if any, and the jurisdiction under the laws of which the control person is organized.

As of January 31, 2018, the entity listed below was a principal shareholder and control person of the Fund.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	69.28%	Record
Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	N/A	N/A	7.08%	Record

Management Ownership Information. As of January 31, 2018, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

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INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Fort Pitt Capital Group, LLC, 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, PA 15220, serves as investment adviser to the Fund.  Fort Pitt Capital Group, LLC, is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC, a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms.

The Advisor serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement").  The Advisor, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment goal, policies and restrictions as set forth in its prospectus, this SAI and the resolutions of the Trustees.  The Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.  The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.  To protect the Fund, the Advisor and its officers, directors and employees are covered by fidelity insurance. The Advisor pays all expenses incurred by it in connection with its activities except the cost of securities (including brokerage commissions, if any) purchased for the Fund.  The services furnished by the Advisor are not exclusive, and the Advisor is free to perform similar services for others.

Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee from the Fund.  The Advisor's fee schedule provides that the Fund will pay the Advisor 1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  The fee is computed at the close of business on the last business day of each month in accordance with the Advisory Agreement.  The Advisor has contractually agreed to waive its management fee or reimburse the Fund for expenses otherwise payable by the Fund ("Operating Expenses Limitation Agreement") to the extent necessary to ensure that net operating expenses of the Fund (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.24% of the Fund's average daily net assets through at least February 27, 2019.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  The management fees accrued for the Fund for the three most recent fiscal years ended October 31 are shown below.

	2017	2016	2015
Total Management Fees Accrued	$657,698	$564,376	$551,907
Management Fees Waived	$82,290	$97,647	$94,361
Net Management Fees Paid to Advisor	$575,408	$466,729	$457,546

Under the terms of the Operating Expenses Limitation Agreement, the Advisor may recapture a portion of the management fees waived/expenses reimbursed no later than the dates shown below:

	October 31,
2018	2019	2020
$94,361	$97,647	82,290

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The Advisory Agreement may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on such approval.

PORTFOLIO MANAGER

The Advisor serves as investment advisor to the Fund.  Charles A. Smith serves as the portfolio manager of the Fund.  The portfolio manager is responsible for the day-to-day management of the Fund and accounts other than the Fund.  Information regarding the other accounts (not including the Fund) managed by Mr. Smith, including the number of accounts, the total assets in those accounts, and the categorization of the accounts as of October 31, 2017, is set forth below.

Portfolio Manager Other Accounts	Total Accounts (excluding the Fund)		Accounts with Performance Based Fees
	Number	Assets (in millions)	Number	Assets
Charles A. Smith
Registered Investment Companies	1	$70	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,106	$1,257	0	$0

The Advisor has not identified any material conflicts between the Fund and other accounts managed by the firm.  However, actual or apparent conflicts may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  The Advisor's management fees for the services it provides to other accounts may be higher or lower than the advisory fees it receives from the Fund.  Also, the management of other accounts may require the Advisor to buy more stock than is available on the market.  This may reduce the amount of shares allocated to the Fund.  The firm uses a modified random allocation procedure to reduce the possibility that the Fund or another account may receive favorable treatment.  Last, the Fund and the other accounts may have different objectives, which could result in the purchase of a security in one account concurrent with a sale in another account.

As of October 31, 2017, the portfolio manager receives a base salary to manage both the Fund and other separate accounts.  The base salary is fixed on an annual basis by the Board of Directors of the Advisor, and is in line with current industry averages.  If the Advisor is profitable at year end, then the directors of the Advisor may choose to make a profit sharing contribution as additional compensation.  Due to his significant ownership stake in Fort Pitt Capital Management, LLC, the remainder of the portfolio manager's compensation consists of discretionary distributions from Fort Pitt Capital Management, LLC.  It is the Advisor's belief that this arrangement encourages the portfolio manager to focus on consistent, long-term results for the Fund.  The portfolio manager's compensation is not based on the performance of the Fund or any other separate account he manages, nor is such compensation based on the value of assets in the Fund or any other separate account he manages.

Mr. Smith may participate in a standard 401(k) retirement plan that is available to all other employees of the Advisor after completion of six months of service.  The Advisor's retirement plan is run under the ERISA safe harbor provisions, whereby the Advisor contributes 3% of salary for all employees.  The Advisor may make additional matching and profit sharing contributions based on the profitability of the firm.

1 Until the Board has determined otherwise, the vote of at least three of the Supermajority Trustees is required.

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Securities Owned in the Fund by the Portfolio Manager.  As of October 31, 2017, Mr. Smith beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000)
Charles A. Smith	Over $1,000,000

SERVICE AGREEMENTS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the "Administration Agreement"), USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, (the "Administrator") acts as the administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent (the "Transfer Agent") and dividend disbursing agent under separate agreements.  Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost of the Chief Compliance Officer services is charged to the Fund and approved by the Board annually.

The Fund paid USBFS the following fees for fund administration services (and fund accounting services with respect to the 2015, 2016 and 2017 fiscal years) received during the three most recent fiscal years ended October 31:

2015	2016	2017
$70,022	$70,574	$73,550

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the "Custodian"), the Custodian serves as the custodian of the Fund's assets, holds the Fund's portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund.  The Administrator, Transfer Agent, Custodian and the Fund's Distributor are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
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Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund's financial statements and the performance of related tax services.

Schiff Hardin LLP ("Schiff Hardin"), 666 Fifth Avenue, Suite 1700, New York, New York 10103, serves as legal counsel to the Trust.  Schiff Hardin also serves as independent legal counsel to the Board of Trustees.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 777 East Wisconsin Avenue 6th Floor, Milwaukee, Wisconsin, 53202 pursuant to which the Distributor acts as the Fund's distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of the Fund's shares is continuous.  The Distributor, USBFS, and Custodian are all affiliated companies.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party2.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Quasar is also the distributor for the First American Funds.  Quasar is entitled to receive a fee from the First American Funds for distribution services at the annual rate of 0.25% of the average daily net assets value of the shares in connection with these exchanges.

Distribution Plan

The Board of Trustees has adopted (but has not yet implemented), and the Fund's shareholders have approved, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan").  If the Distribution Plan is implemented, the Fund will be authorized to use the assets of the Fund to reimburse the Advisor, the Distributor or others for expenses incurred by such parties in the promotion and distribution of the shares of the Fund.  If implemented, the Distribution Plan will authorize the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution-related expenses.  The maximum amount payable under the Distribution Plan is 0.25% of the Fund's average daily net assets on an annual basis.  Because these fees would be paid out of the Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment.

FINRA's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front‑end, deferred or asset‑based.  This rule limits the aggregate distribution fees to which shareholders might be subject under the terms of the Distribution Plan.

2 Until the Board has determined otherwise, the vote of at least three of the Supermajority Trustees is required.

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The Distribution Plan may be extended annually by the approval of a majority of the Fund's Board of Trustees, including a majority of the Independent Trustees3.  As adopted, the Fund does not intend to implement the Distribution Plan or authorize any payments under the Distribution Plan until the Fund has sufficient operating history to warrant such implementation or authorization.

The Distribution Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Distribution Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of Rule 12b‑1 under the 1940 Act and setting out the amounts expended under the Distribution Plan and the purposes for which those expenditures were made.  The Distribution Plan provides that so long as it is in effect the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Once implemented, the Distribution Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Distribution Plan.  The Distribution Plan may be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to the Distribution Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Distribution Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund.  In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Distribution Plan.

PORTFOLIO TRANSACTIONS AND TURNOVER

The Fund's portfolio securities transactions are placed by the Advisor.  The goal of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations.  There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange.  The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients.  In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer.  Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments.  The Advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Advisor in connection with the Fund.  In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Advisor may from time to time receive services and products which serve both research and non‑research functions.  In such event, the Advisor makes a good faith determination of the anticipated research and non‑research use of the product or service and allocates brokerage only with respect to the research component.  The execution of a transaction for any portfolio by a broker or dealer is permitted only if the selection of that broker or dealer is not influenced by considerations about the sale of Fund shares.  The Fund paid the following in brokerage commissions for the three prior fiscal years ended October 31:

3 Until the Board has determined otherwise, the vote of at least three of the Supermajority Trustees is required.
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	2015	2016	2017
Brokerage Fees Paid	$98	$286	$131

The Advisor provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts.  There may be occasions on which other investment advisory clients advised by the Advisor may also invest in the same securities as the Fund.  When these clients buy or sell the same securities at substantially the same time, the Advisor may average the transactions as to price and allocate the amount of available investments in a manner which is believed to be equitable to each client, including the Fund.  On the other hand, to the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The SEC requires the Fund to provide certain information regarding securities held of its regular brokers or dealers (or their parents) as of the Fund's most recent fiscal year end.  The following table identifies those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of the fiscal year ended October 31, 2017:

Broker-Dealer	Aggregate Value
Charles Schwab & Co., Inc.	$1,793,600

For the fiscal year ended October 31, 2017, the Fund did not pay any affiliates of the Distributor brokerage commissions nor were any fees paid to an affiliate of the of the Distributor in connection with transactions involving securities on which the Fund paid commissions.

The Advisor did not direct the Fund's brokerage transactions to a broker because of research services during the Fund's fiscal year ended October 31, 2017.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund without any sales charge directly from the Fund, and through certain investment advisors, financial planners, brokers, dealers or other investment professionals or through fund supermarkets or retirement plans.  Shares of the Fund are offered on a continuous basis by the Fund's Distributor.  Other persons may receive compensation for their marketing and shareholder servicing activities.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.  The minimum initial investment is $2,500 and additional investments must total at least $100.  The minimum initial investment for qualified retirement accounts ("IRAs") is $2,500 ($2,000 for Coverdell Education Savings Accounts) and there is no minimum for subsequent investments.  The Fund may also change or waive its policies concerning minimum investment amounts at any time.

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The Fund does not intend to issue certificates representing shares purchased.  You will have the same rights of ownership with respect to such shares as if certificates had been issued.

You may buy shares at the Fund's NAV per share, which is calculated as of the close of the New York Stock Exchange ("NYSE") (generally, 4:00 p.m., Eastern Time) every day that the NYSE is open for business.  As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day.  Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the NAV.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Cash and receivables are valued at their realizable amounts.  Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Portfolio securities listed on the NASDAQ Global Market® system for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price ("NOCP").  If the NOCP is not available, such securities are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices.  Over-the-counter ("OTC") securities that are not traded in the NASDAQ Global Market® system shall be valued at the most recent trade price.

The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued.  Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the contract's market value.

Debt securities are valued on the basis of valuations provided by independent third-party pricing services, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier.  Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the NAV of each class is determined as of such time.

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When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $25.00 charge against your account for each returned item.  All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars.

Selling Shares

Shares of the Fund may be redeemed on any business day that the Fund calculates its NAV.  The sale price will be the next NAV calculated after your order is received by the Fund's Transfer Agent, or by certain third parties who are authorized to receive redemption requests on the Fund's behalf.  No fees are imposed by the Fund when shares are sold, except that Fund shares sold after being held for 180 days or less are subject to a redemption fee (payable directly to the Fund) of 2.00% of the sale proceeds.  There is a $15.00 fee that the Fund's Transfer Agent may assess if you choose to redeem shares by a bank wire transfer.  This fee is subject to change.  You may receive your sale proceeds by check, wire transfer, or electronic funds transfer.

You may sell your shares by giving instructions to the Fund's Transfer Agent by mail or by telephone.  The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.  During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.  The Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

Certain written requests to sell shares require a signature guarantee.  For example, a signature guarantee may be required if your address of record on the account application has been changed within the last fifteen (15) days or if you ask that the proceeds be sent to a different person or address. In addition, all redemptions of $50,000 or more from any shareholder account require a signature guarantee.  A signature guarantee is used to help protect you and the Fund from fraud.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  Signature guarantees must appear together with the signature(s) of the registered owner(s), on:  (1) a written request for redemption; or (2) a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers).

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion.  Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the custodian bank has completed collection of the purchase check.  The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC, or such exchange is closed for other than weekends and holidays; (b) the SEC has by order permitted such suspension; or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund is not reasonably practicable.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund.  This is especially likely to occur if there is a market decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.  Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

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If dividend checks are returned to the Fund marked "unable to forward" by the postal service, the Fund will consider this a request by you to change your dividend option to reinvest all distributions.  The proceeds will be reinvested in additional shares at the Fund's then current NAV until the Fund receives new instructions.

If mail is returned as undeliverable or the Fund is unable to locate you or verify your current mailing address, the costs of any efforts to find you may be deducted from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed.  Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

The Fund also reserves the right to make a "redemption in-kind" if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund.  For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's assets.  When the Fund makes a "redemption-in-kind" it pays the redeeming shareholder in portfolio securities rather than cash.  A redemption in-kind is a taxable transaction to the redeeming shareholder.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs and other charges in converting the assets to cash.  The method of valuing securities used to make redemptions-in-kind will be the same as the method of valuing portfolio securities is described above.  Such valuation will be made as of the same time the redemption price is determined.

If the value of your account falls below $1,000 due to redemptions and not market action, the Fund may mail you a notice requesting that you increase your balance.  If your account value is still below $1,000 sixty (60) days after receipt of such request, the Fund may automatically close your account and send you the proceeds.  You will not be charged a redemption fee if your account is closed for this reason.

DIVIDENDS

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash.  Shareholders will receive a confirmation of each new transaction in their account.  The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan.  Shareholders may rely on these statements in lieu of stock certificates.  Stock certificates representing shares of the Fund will not be issued.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund also must satisfy both of the following asset diversification tests:  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's total assets must consist of cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund's investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund's net tax-exempt interest, if any.

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Distributions of Net Investment Income.  The Fund generally receives income in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains.  The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the dividends paid to you.  If more than 50% of the Fund's total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund subject to certain exceptions for qualified fund-of-funds structures.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

The Foreign Account Tax Compliance Act ("FATCA").  A 30% withholding tax on the Fund's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a "foreign financial institution," it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required:  (i) generally, with respect to distributions from the Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occurs on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Fund will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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Effect of Foreign Investments on Distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund.  Similarly, foreign exchange losses realized by the Fund on the sale of debt securities generally are treated as ordinary losses by the Fund.  These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution.  This treatment could increase or decrease the Fund's ordinary income distributions to you and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you upon distribution; however, it is taxable as a capital gain upon redemption of your Fund shares.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs").  When investing in PFIC securities, if possible under the tax rules, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

Information on the Tax Character of Distributions.  The Fund will inform you of the amount and character of your distributions at the time they are paid and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may report and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company ("RIC").  The Fund has elected and intends to continue to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to so qualify during the current fiscal year.  As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes.  The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to you.  In such a case, the Fund will be subject to federal, and possibly state, corporate income taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements.  The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98.2% of its capital gain net income earned during the twelve-month period ending October 31 (in addition to 100% of undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal nondeductible excise taxes.  The Fund intends to declare and pay sufficient dividends in December (or in January, in which case you must treat such dividends as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes in every year.

Redemption of Fund Shares.  Redemptions including redemptions in-kind and exchanges of Fund shares, are taxable transactions for federal and state income tax purposes that could cause you to recognize a taxable gain or loss.  If you redeem your fund shares or exchange them for shares of the First American Retail Prime Obligations Fund, you are required to report any gain or loss.  If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be short-term or long-term, generally depending on how long you have owned your shares.  Any loss incurred on the redemption or exchange of shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.  All or a portion of any loss that you realize upon the redemption or sale of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your redemption or exchange.  Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

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U.S. Government Obligations.  Most states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax‑free treatment.  The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. Dividends (excluding capital gain dividends) paid by the Fund generally will qualify for the 70% dividends-received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.  The dividends-received deduction will be available only with respect to dividends reported by the Fund as eligible for such treatment.  Additionally, if requested, the Fund will send to any such corporate shareholders a statement each year advising them of the amount reported by the Fund as eligible for such treatment.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Qualified Dividend Income Distribution for Individual Shareholders.  A portion of the dividends paid by the Fund may be taxable to non-corporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.  If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.  The Fund will advise you of the tax status of distributions shortly after the close of each calendar year.

Investment in Complex Securities.  The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you by the Fund.  For example, if the Fund is permitted to invest in options or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end.  Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

Capital loss carryforwards.  As of October 31, 2017, the Fund had no capital losses that may be carried forward to offset future capital gains. Capital losses sustained by the Fund and not used to offset capital gains in the year the losses were incurred may be carried over by the Fund to offset gains in future years.  During the fiscal year ended October 31, 2017, the Fund did not utilize capital loss carryforwards.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

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The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses is taxed as ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any capital loss, the balance will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund's NAV per share on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

Investors in the Fund will be informed of the Fund's progress through periodic reports.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders annually.

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The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Declaration of Trust does not require the issuance of stock certificates and no stock certificates have been issued for the Fund.

The Board has created numerous series of shares, and may create additional series in the future, each of which has separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Fund shares have no pre‑emptive or conversion rights.  Shares, when issued, are fully paid and non‑assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record.  Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated at any time by vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of that series.  Unless each series and class is so terminated, the Trust will continue indefinitely.

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The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

FINANCIAL STATEMENTS

The annual report for the Fund for the fiscal year ended October 31, 2017, is a separate document supplied upon request and the financial statements, accompanying notes and reports of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

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APPENDIX

Standard & Poor's Ratings Services ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

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Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality.  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality.  The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality.  The obligor's ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative.  The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.  "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

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PART C
(Fort Pitt Capital Total Return Fund)

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust dated October 3, 1996, was previously filed with the Trust's Registration Statement on Form N-1A on December 6, 1996, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated June 27, 2002, were previously filed with Post-Effective Amendment No. 113 to the Trust's Registration Statement on Form N-1A on January 28, 2003, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust's Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)	Investment Advisory Agreement dated August 25, 2017 – filed herewith.

(e)
Distribution Agreement dated October 1, 2015, was previously filed with Post-Effective Amendment No. 702 to the Trust's Registration Statement on Form N-1A on February 26, 2016, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)
Amended and Restated Custody Agreement dated December 6, 2012, was previously filed with Post-Effective Amendment No. 474 to the Trust's Registration Statement on Form N-1A on January 23, 2013, and is incorporated herein by reference.

(i)
Amendment to the Amended and Restated Custody Agreement dated October 1, 2015, was previously filed with Post-Effective Amendment No. 702 to the Trust's Registration Statement on Form N-1A on February 26, 2016, and is incorporated herein by reference.

(h)	Other Material Contracts.

(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust's Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment dated July 15, 2011, to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 572 to the Registration Statement on Form N-1A on February 26, 2014, and is incorporated herein by reference.

(B)
Amendment dated October 1, 2015 to the Fund Administration Servicing Agreement, was previously filed with Post-Effective Amendment No. 702 to the Trust's Registration Statement on Form N-1A on February 26, 2016, and is incorporated herein by reference.

(ii)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust's Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust's Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(B)
Amendment dated July 15, 2011, to the Transfer Agent Servicing Agreement, was previously filed with Post-Effective Amendment No. 572 to the Registration Statement on Form N-1A on February 26, 2014, and is incorporated herein by reference.

(C)
Amendment dated October 1, 2015 to the Transfer Agent Servicing Agreement, was previously filed with Post-Effective Amendment No. 702 to the Trust's Registration Statement on Form N-1A on February 26, 2016, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust's Registration Statement on Form N‑1A on June 28, 2006, and is incorporated herein by reference.

(A)
Amendment dated July 15, 2011, to the Fund Accounting Servicing Agreement, was previously filed with Post-Effective Amendment No. 572 to the Registration Statement on Form N-1A on February 26, 2014, and is incorporated herein by reference.

(B)
Amendment dated October 1, 2015 to the Fund Accounting Servicing Agreement, was previously filed with Post-Effective Amendment No. 702 to the Trust's Registration Statement on Form N-1A on February 26, 2016, and is incorporated herein by reference.

	(iv)	Operating Expenses Limitation Agreement dated August 25, 2017 – filed herewith.

(v)
Powers of Attorney (O'Connor, Rebhan, Redwine and Wofford) dated December 11, 2008, was previously filed with Post-Effective Amendment No. 275 to the Trust's Registration Statement on Form N-1A on January 23, 2009, and is incorporated herein by reference.

(vi)
Power of Attorney (Duree) dated January 29, 2014 was previously filed with Post-Effective Amendment No. 577 to the Trust's Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

(vii)
Power of Attorney (Woolson) dated January 15, 2016 was previously filed with Post-Effective Amendment No. 698 to the Registration Statement on Form N‑1A on February 12, 2016, and is incorporated herein by reference.

(viii)
Power of Attorney (Mertens) dated March 9, 2017, was previously filed with the Post-Effective Amendment No. 766 to the Trust's Registration Statement on Form N-1A on March 27, 2017, and is incorporated herein by reference.

(i)	Legal Opinion dated June 20, 2011, was previously filed with Post-Effective Amendment No. 370 to the Registration Statement on Form N-1A on June 20, 2011, and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)	Rule 12b-1 Plan was previously filed with Post-Effective Amendment No. 370 to the Registration Statement on Form N-1A on June 20, 2011, and is incorporated herein by reference.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics applicable to the Registrant dated March 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust's Registration Statement on Form N‑1A on March 24, 2014, and is incorporated herein by reference.

(ii) Code of Ethics applicable to the Advisor dated July 2017 – filed herewith.

(iii)
Code of Ethics for Access Persons of Quasar Distributors, LLC dated March 17, 2014, was previously filed with Post-Effective Amendment No. 577 to the Trust's Registration Statement on Form N-1A on March 24, 2014, and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant's Agreement and Declaration of Trust, Article VI of Registrant's Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the "Securities Act"), the Registrant furnishes the following undertaking:  "Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue."

Item 31.  Business and Other Connections of the Investment Advisor.

With respect to the Advisor (Fort Pitt Capital Group, LLC), the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-49761), dated August 1, 2017.  The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Allied Asset Advisors Funds	Lord Asset Management Trust
Alpha Architect ETF Trust	MainGate Trust
Alpine Equity Trust	Managed Portfolio Series
Alpine Income Trust	Manager Directed Portfolios
Alpine Series Trust	Matrix Advisors Fund Trust
Amplify ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brookfield Investment Funds	Oaktree Funds
Brown Advisory Funds	Permanent Portfolio Family of Funds
Buffalo Funds	Perritt Funds, Inc.
CG Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
First American Funds, Inc.	Rainier Investment Management Mutual Funds
FundX Investment Trust	RBB Fund, Inc.
Glenmede Fund, Inc.	RBC Funds Trust
Glenmede Portfolios	Series Portfolio Trust
GoodHaven Funds Trust	Sims Total Return Fund, Inc.
Greenspring Fund, Inc.	Stone Ridge Trust
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds

(b)	To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant's Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant's Investment Advisor	Fort Pitt Capital Group, LLC 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220
Registrant's Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 817 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 817 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of February, 2018.

Advisors Series Trust

By: /s/ Douglas G. Hess
Douglas G. Hess
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 817 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Gail S. Duree*	Trustee	February 23, 2018
Gail S. Duree

David G. Mertens*	Trustee	February 23, 2018
David G. Mertens

George Rebhan*	Trustee	February 23, 2018
George Rebhan

Raymond B. Woolson*	Trustee	February 23, 2018
Raymond B. Woolson

Joe D. Redwine*	Trustee	February 23, 2018
Joe D. Redwine

/s/ Cheryl L. King	Treasurer and Principal	February 23, 2018
Cheryl L. King	Financial Officer

/s/ Douglas G. Hess	President, Chief Officer and	February 23, 2018
Douglas G. Hess	Principal Executive Officer

*By: /s/ Douglas G. Hess		February 23, 2018
Douglas G. Hess Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX.99.d
Operating Expenses Limitation Agreement	EX.99.h.iv
Consent of Independent Registered Public Accounting Firm	EX-99.j
Code of Ethics (Advisor)	EX.99.p.ii